UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                       January 21, 2020

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania, 19102
(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.
On January 22, 2020, Radian Group Inc. (the “Company”) issued a news release announcing the sale of Clayton Services LLC (“Clayton Services”) to Covius Services, LLC. Clayton Services had been acquired by the Company as part of Clayton Holdings LLC, and provides loan acquisition, RMBS securitization and distressed asset reviews and servicer and loan surveillance services.  Although the terms of the transaction were not disclosed, as part of the news release the Company announced that while it does not expect the sale of Clayton Services to have a material net impact on the Company’s future financial results, it does anticipate that for the fourth quarter of 2019 it will record a pre-tax, non-cash impairment of goodwill and other acquired intangible assets of approximately $18.5 million related to this transaction without reference to other factors affecting its fourth quarter results.
A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in, or furnished with, this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.
99.1* 104	Radian Group Inc. News Release dated January 22, 2020 Cover Page Interactive Data File (embedded within the Inline XBRL document)
_____________
 *Furnished herewith.

EXHIBIT INDEX

Exhibit
No.	Description

99.1*	Radian Group Inc. News Release dated January 22, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: January 22, 2020	By:	/s/ J. Franklin Hall
J. Franklin Hall, Chief Financial Officer